UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 36-4762883

Oppenheimer Senior Floating Rate Plus Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

SENIOR FLOATING RATE PLUS FUND

SEMIANNUAL REPORT 1.31.2014

Class A Shares

CUMULATIVE TOTAL RETURNS AT 1/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Credit Suisse Leveraged Loan Index
Since Inception (8/23/13)	3.09%	-0.52%	2.88%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 3.50% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 3.09% during the period between its inception on August 23, 2013, and the end of its semiannual reporting period on January 31, 2014. In comparison, the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, returned 2.88% for the same period. We attribute the Fund’s relative results to the success of our loan selection strategy, as well as the magnifying effects of leverage.

MARKET OVERVIEW

In the months prior to the start of the reporting period, financial markets encountered heightened volatility stemming from remarks by the chairman of the Federal Reserve Board (the “Fed”). These comments were widely interpreted as a signal that the central bank would begin to back away from its quantitative easing program sooner than most analysts had expected. The shift to a less accommodative policy stance appeared to be triggered by an accelerating U.S. economic recovery in which the unemployment rate declined, housing markets recovered and manufacturing activity increased.

After weathering bouts of volatility and rising long-term interest rates in the immediate wake of the Fed chairman’s comments, financial markets generally stabilized early in the reporting period when investors came to recognize that plans to taper quantitative easing did not necessarily portend imminent increases in short-term rates. Meanwhile, labor markets continued to strengthen, as evidenced by a reduction in the unemployment rate to a multi-year low of 7.3% for August. In September, investors responded positively when the Fed unexpectedly refrained from reducing its monthly bond purchases due to policymakers’ lingering economic concerns. That being said, the U.S. Department of Commerce later estimated that the domestic economy grew at a robust 4.1% annualized rate during the third quarter of the year.

Investors generally lowered their economic expectations in October in the midst of a 16-day U.S. government shutdown. Indeed, temporary layoffs of government workers drove the unemployment up to 7.3%, even though more than 200,000 new jobs were created during the month. At its October meeting, the Fed’s policymaking arm again postponed any cutbacks in quantitative easing, reflecting reduced expectations for economic growth over the near to intermediate term. November told a different story: the economy appeared to gain momentum as the unemployment rate slid to 7.0% with the addition of more than 200,000 new jobs. In addition, manufacturing activity increased at its fastest pace in two years, contributing to further increases in long-term rates.

3         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

The Fed responded to the strengthening economy at its mid-December meeting by implementing a modest cutback in its bond purchasing program. However, the economy produced relatively lackluster data in December as only 75,000 new jobs were created during the month, the lowest monthly gain in three years. The unemployment rate slid to 6.7%, but the decline was mainly due to workers leaving the labor force. In this environment, yields of 10-year U.S. Treasury securities rose above 3% for the first time in approximately two years.

In January 2014, investors worried that ongoing downturns in the emerging markets might dampen the U.S. economic recovery, leading to renewed volatility in stock and bond markets. However, corporate earnings growth generally remained strong, and the unemployment rate fell to 6.6% with the addition of 113,000 jobs. The Fed announced an additional “measured” reduction in quantitative easing at its meeting in late January.

FUND PERFORMANCE

Floating-rate bank loans generally performed well compared to fixed-income securities in the reporting period’s rising interest rate environment. Capital flowed into the bank loan market as investors fled fixed-income bonds in favor of floating-rate investments that historically have maintained their value when interest rates climb. Robust demand for floating-rate bank loans and improving credit fundamentals caused yield differences between floating-rate loans and U.S. Treasury securities to narrow.

The supply of bank loans proved adequate amid rising investor demand, and the Fund identified attractive investment opportunities. We found a relatively large number of bank loans meeting our investment criteria in the broadcasting industry. The Fund also found attractive values in—and established overweight exposure to—the energy sector.

The Fund’s top performers during the reporting period included electric utilities, which benefited from our decision to avoid loans in a utility company that had financial troubles this reporting period, and aerospace-and-defense companies, where we avoided companies hurt by reduced U.S. military involvement in Iraq and Afghanistan. The positive impact of these positions was magnified by our leveraging strategy.

On the other hand, the Fund’s results from broadcasters were hampered by underweight exposure to one of the industry’s larger issuers. Media companies also generally lagged market averages, mainly due to a position in a creator/distributor of imagery that has not yet rallied from what we believe to be a compelling valuation.

STRATEGY & OUTLOOK

As of the reporting period’s end, we expect heightened volatility among fixed-rate bonds to continue as the Fed continues to taper off its quantitative easing program over the months ahead. We expect the Fed’s shift to a

4         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

more moderately accommodative monetary policy, together with further progress in the U.S. economic recovery and low default rates, to keep demand for floating-rate bank loans strong. Therefore, we have maintained a generally constructive posture, and we have encountered no difficulty in finding what we view as attractively valued investment opportunities among floating-rate bank loans.

Joseph Welsh, CFA Portfolio Manager	Margaret Hui, CFA Portfolio Manager

5         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Top Holdings and Allocations

TOP TEN CORPORATE LOAN INDUSTRIES

Commercial Services & Supplies	15.0%
Media	14.9
Health Care Equipment & Supplies	10.0
Hotels, Restaurants & Leisure	7.7
Energy Equipment & Services	6.4
Industrial Conglomerates	5.2
Chemicals	4.9
Health Care Providers & Services	4.3
Auto Components	4.3
Electrical Equipment	4.2

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2014, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	1.0%
BBB	1.4
BB	21.8
B	69.4
CCC	5.4
Unrated	1.0

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of January 31, 2014 and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/14

	Inception Date	Since Inception
Class A (OSFAX)	8/23/13	3.09%
Class C (OSFCX)	8/23/13	2.77%
Class I (OSFIX)	8/23/13	3.20%
Class Y (OSFYX)	8/23/13	3.34%

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/14

	Inception Date	Since Inception
Class A (OSFAX)	8/23/13	-0.52%
Class C (OSFCX)	8/23/13	1.77%
Class I (OSFIX)	8/23/13	3.20%
Class Y (OSFYX)	8/23/13	3.34%

STANDARDIZED YIELDS For the 30 Days Ended 1/31/14
Class A	3.87%
Class C	3.38
Class I	4.26
Class Y	4.42

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50% and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I and Y shares.

Standardized yield is based on net investment income for the 30-day period ended 1/31/14 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class C, Class I, and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Credit Suisse Leveraged Loan Index, a representative index of tradable, senior secured, U.S. dollar-denominated, non-investment-grade loans. The Index is unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual Expenses are based on an investment of $1,000.00 invested at the beginning of the period, August 23, 2013 (commencement of operations) and held for the period ended January 31, 2014.

The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000.00 invested on August 1, 2013 and held for the six months ended January 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Actual	Beginning Account Value August 1, 2013	Ending Account Value January 31, 2014	Expenses Paid During 6 Months Ended January 31, 2014[1,2]
Class A	$1,000.00	$1,030.90	$7.55
Class C	1,000.00	1,027.70	11.68
Class I	1,000.00	1,032.00	5.79
Class Y	1,000.00	1,033.40	6.84

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.79	8.52
Class C	1,000.00	1,012.20	13.17
Class I	1,000.00	1,018.75	6.53
Class Y	1,000.00	1,017.59	7.71

1.	Actual expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 162/365 to reflect the period from August 23, 2013 (commencement of operations) to January 31, 2014.
2.	Hypothetical expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expense ratios, excluding indirect expenses from affiliated funds, for the period from August 23, 2013 (commencement of operations) to January 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.67%
Class C	2.58
Class I	1.28
Class Y	1.51

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS January 31, 2014 Unaudited

	Principal Amount	Value
Corporate Loans—135.5%
Consumer Discretionary—39.3%
Auto Components—4.3%
Allison Transmission, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 3.75%, 8/23/19[1]	$90,000	$90,394
Fleetpride, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[1]	250,000	248,125
Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.75%, 4/30/19[1]	300,000	303,844
Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 5/10/18[1]	250,000	253,437
Metaldyne LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/18/18[1]	258,719	261,241
TI Group Auto Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/28/19[1]	248,747	250,302
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/23/20[1]	298,500	301,047

		1,708,390
Distributors—2.1%
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/26/19[1]	381,321	385,467
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[1]	213,726	220,160
Sprouts Farmers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 4/23/20[1]	219,792	221,303

		826,930
Diversified Consumer Services—0.9%
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/15/18[1]	338,502	340,829
Hotels, Restaurants & Leisure—7.7%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/22/16[1]	5,000	5,063
Allflex Holdings III, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/17/20[1]	249,375	250,934
ARG IH Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/15/20[1]	40,000	40,408
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.489%, 1/28/18[1]	475,000	457,781
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	500,000	506,805
CCM Merger, Inc./MotorCity Casino, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 3/1/17[1]	239,098	242,087
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 1/26/21[1]	70,000	70,208
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 7/26/21[1]	15,000	15,231
Equinox Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%-5.50%, 1/31/20[1]	248,747	251,390
Focus Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/21/18[1]	240,017	241,617

11         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 11/21/19[1]	$32,487	$33,177
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 5.25%, 11/21/19[1]	13,923	14,219
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/24/18[1]	195,428	197,626
Oceania Cruises, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 7/7/20[1]	199,500	202,409
Town Sports International LLC, Sr. Sec. Credit Facilities Term Loan, 4.50%, 11/15/20[1]	265,000	267,153
US Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/31/19[1]	248,750	251,510

		3,047,618
Household Durables—3.9%
KIK Custom Products, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 10/29/19[1]	125,000	126,250
Leonardo Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 1/31/21[1]	210,000	211,050
Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/27/19[1]	348,492	350,970
Renfro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 1/30/19[1]	249,370	250,305
SRAM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%-5.25%, 4/10/20[1]	296,736	298,591
Steinway Musical Instruments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/19/19[1]	284,288	288,552
Steinway Musical Instruments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.25%, 9/18/20[1]	15,000	15,525

		1,541,243
Internet & Catalog Retail—0.9%
CWGS Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 2/20/20[1]	346,756	349,356
Leisure Equipment & Products—2.3%
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/14/20[1]	249,375	250,666
Intrawest Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/9/20[1]	250,000	253,437
Pinnacle Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 8/13/20[1]	144,637	145,812
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 3/2/20[1]	248,747	251,732

		901,647
Media—14.9%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 10/9/16[1]	298,452	296,756
BATS Global Markets, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 1/17/20[1]	60,000	60,450

12         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value
Media (Continued)
CBS Outdoor Americas Capital LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.00%, 1/15/21[1]	$60,000	$60,294
Cenveo Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 2/13/17[1]	440,429	447,036
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.91%, 1/30/19[1]	200,000	194,482
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.81%, 1/29/16[1]	105,137	102,724
Tranche E, 7.66%, 7/30/19[1]	94,863	94,567
Cumulus Media Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/18/20[1]	70,000	70,822
Extreme Reach, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 8/12/19[1]	70,000	70,525
Extreme Reach, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 12/9/21[1]	35,000	34,650
Formula One, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/30/19[1]	248,747	251,856
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[1]	248,744	235,107
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.75%, 10/11/19[1]	324,299	327,137
Harland Clarke Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.00%, 8/17/19[1]	95,000	95,752
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[1]	341,543	344,659
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/17/20[1]	176,000	177,815
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/30/20[1]	350,000	353,717
Mergermarket Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/7/21[1]	65,000	65,244
Mergermarket Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 1/7/22[1]	25,000	25,187
Micro Holding LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 3/18/19[1]	20,000	20,117
NEP Broadcasting LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 1/22/20[1]	248,744	250,350
RCN Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/1/20[1]	248,747	250,302
Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[1]	245,988	248,448
Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 12/27/20[1]	160,000	160,100
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[1]	450,000	455,062
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 3/1/20[1]	348,496	350,674
WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 10/12/19[1]	448,492	451,015

13         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/1/19[1]	$398,245	$401,950

		5,896,798
Multiline Retail—1.0%
Hudson Bay Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 11/4/20[1]	95,000	96,544
Neiman Marcus Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 10/25/20[1]	299,250	303,135

		399,679
Specialty Retail—0.8%
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/26/19[1]	273,625	277,728
Toys R US Delaware, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.25%, 5/25/18[1]	49,073	40,485

		318,213
Textiles, Apparel & Luxury Goods—0.5%
Atrium Innovations, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 1/28/21[1]	85,000	85,824
Atrium Innovations, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 7/29/21[1]	125,000	127,656

		213,480
Consumer Staples—4.7%
Food & Staples Retailing—1.8%
Albertsons LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 3/21/19[1]	294,298	297,854
Smart & Final, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%-4.75%, 11/15/19[1]	408,406	410,278

		708,132
Food Products—1.7%
AdvancePierre Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 7/10/17[1]	248,744	249,469
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 11/1/18[1]	150,000	151,031
Hostess Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/9/20[1]	250,000	260,000

		660,500
Household Products—1.2%
Phillips Pet Foods & Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/29/21[1]	290,000	293,262
Phillips Pet Foods & Supplies, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 1/28/22[1]	175,000	177,625

		470,887
Energy—7.7%
Energy Equipment & Services—6.4%
Ameriforge Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 12/19/19[1]	149,625	150,841

14         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value
Energy Equipment & Services (Continued)
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.75%, 12/2/17[1]	$395,000	$404,710
Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.00%, 3/31/21[1]	248,750	254,969
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.875%, 9/28/18[1]	104,738	105,490
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.375%, 9/30/20[1]	105,000	108,075
Larchmount Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 8/7/19[1]	248,750	253,725
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[1]	275,000	278,667
Offshore Group Investment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 10/25/17[1]	244,451	248,729
Pacific Drilling SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/3/18[1]	248,750	251,828
ProPetro Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/30/19[1]	207,375	208,671
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[1]	120,000	119,700
Templar Energy, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 11/25/20[1]	100,000	101,156
Western Refining, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/12/20[1]	60,000	60,638

		2,547,199
Oil, Gas & Consumable Fuels—1.3%
Samson Investment Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.00%, 9/25/18[1]	395,000	397,099
Sheridan Investment Partners I LLC, Sr. Sec. Credit Facilities 1st Lien REV Term Loan, 4.25%, 12/11/20[1]	80,291	81,043
Sheridan Production Partners II-A LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 12/11/20[1]	11,169	11,274
Sheridan Production Partners II-M LLC, Sr. Sec. Credit Facilities 1st Lien REV Term Loan, Tranche B2, 4.25%, 12/11/20[1]	4,165	4,204

		493,620
Financials—6.7%
Capital Markets—1.3%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.159%, 5/13/17[1]	450,000	450,141
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[1]	70,000	69,912

		520,053
Commercial Banks—1.8%
Hub International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/2/20[1]	439,400	445,440
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 9/30/19[1]	250,000	253,406

		698,846

15         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Consumer Finance—0.6%
Fly Leasing Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 8/9/19[1]	$235,000	$238,036
Diversified Financial Services—0.6%
Altisource Solutions Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 12/9/20[1]	200,000	202,000
Shield Finance Co. Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 1/27/21[1]	45,000	45,375

		247,375
Insurance—1.8%
AqGen Liberty Management I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 7/1/19[1]	250,000	251,875
National Financial Partners Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/1/20[1]	448,249	452,731

		704,606
Real Estate Management & Development—0.6%
Realogy Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 3/5/20[1]	248,747	251,017
Health Care—17.7%
Health Care Equipment & Supplies—10.0%
Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/13/20[1]	125,000	126,563
Alvogen Pharma US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 5/23/18[1]	249,365	253,105
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/7/19[1]	243,750	247,837
DJO Finance LLC/DJO Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/15/17[1]	248,744	251,853
Envision Pharmaceutical Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/4/20[1]	224,438	225,932
Golden Gate National Senior Care LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/4/18[1]	245,089	241,474
HCR ManorCare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/6/18[1]	248,721	247,270
Healthport, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.25%, 10/5/20[1]	300,000	303,750
IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 5/3/18[1]	248,744	251,262
Ikaria Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 7/3/18[1]	243,750	244,816
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche C, 4.00%, 5/4/18[1]	66,603	67,143
Tranche E1, 4.00%, 5/4/18[1]	200,000	202,071
National Mentor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 1/31/21[1]	85,000	85,797
One Call Medical, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/20/20[1]	165,000	166,238

16         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
PRA International, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 9/23/20[1]	$134,663	$135,405
Progressive Medical, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 10/22/20[1]	206,224	207,771
Salix Pharmaceuticals Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/2/20[1]	110,000	111,526
Sheridan Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/29/18[1]	7,293	7,368
Sheridan Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.50%, 6/29/18[1]	6,022	6,037
Sheridan Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 12/20/21[1]	325,000	333,125
US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 7/3/19[1]	249,375	251,973

		3,968,316
Health Care Providers & Services—4.3%
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 1/27/21[1]	145,000	146,683
Davita, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/20/16[1]	248,718	250,613
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/18/19[1]	235,000	236,616
inVentiv Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 8/4/16[1]	250,000	249,141
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st lien Term Loan, Tranche B, 4.25%, 6/1/18[1]	249,373	251,850
Select Medical Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%-5.25%, 6/1/18[1]	248,747	250,611
Surgery Center Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/11/20[1]	325,000	323,066

		1,708,580
Health Care Technology—0.9%
Vitera Healthcare Solution, Sr. Sec. Credit Facilities Term Loan, 6.00%, 11/4/20[1]	343,000	344,929
Life Sciences Tools & Services—0.2%
Patheon, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/9/21[1]	95,000	95,009
Pharmaceuticals—2.3%
Par Pharmaceutical, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/30/19[1]	248,744	250,609
PharMEDium Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 1/22/21[1]	25,000	25,187
PharMEDium Healthcare Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 1/21/22[1]	310,000	316,588

17         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Pharmaceuticals (Continued)
Valeant Pharmaceuticals International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/5/20[1]	$300,000	$301,000

		893,384
Industrials—34.3%
Aerospace & Defense—2.9%
Doncasters Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/9/20[1]	548,496	556,953
Landmark Aviation FBO Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/25/19[1]	229,311	231,508
Landmark Aviation FBO Solutions, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/25/19[1]	19,433	19,619
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/28/19[1]	338,530	341,915

		1,149,995
Airlines—1.4%
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 3.75%, 6/27/19[1]	308,475	311,464
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.00%, 10/18/18[1]	249,370	251,017

		562,481
Commercial Services & Supplies—15.0%
Advantage Sales & Marketing LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 12/18/17[1]	248,744	251,076
Advantage Sales & Marketing LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 6/17/18[1]	250,000	254,375
AlixPartners LLP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 7/10/20[1]	246,875	248,804
Ascend Learning LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 1/27/19[1]	30,000	30,200
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.50%, 7/8/20[1]	298,500	295,352
Audio Visual Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/22/21[1]	120,000	120,950
Brand Energy & Infrastructure Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/26/20[1]	219,526	221,401
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 3/16/18[1]	10,000	10,197
Ceridian Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.408%, 5/9/17[1]	250,000	251,741
First Data Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C1, 4.164%, 3/23/18[1]	250,000	251,156
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.191%, 9/24/18[1]	200,000	200,583
Garda Security Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 11/6/20[1]	47,234	47,601
Garda World Security Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 5.25%, 11/6/20[1]	12,083	12,177
GCA Services Group, Inc., Sr. Credit Facilities 1st Lien Term Loan, 4.25%-5.50%, 11/1/19[1]	78,999	79,641

18         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Information Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 9/30/20[1]	$94,763	$95,829
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/27/21[1]	70,000	70,029
Inmar, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 1/27/22[1]	25,000	25,125
Insight Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/31/19[1]	249,370	251,864
iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 5/8/17[1]	455,000	447,743
Language Line LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/20/16[1]	246,100	246,562
New Breed Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 10/1/19[1]	243,509	243,915
Orbitz Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 5.75%, 3/25/19[1]	248,750	250,110
Ozburn-Hessey Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/23/19[1]	248,750	251,548
Protection One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/21/19[1]	49,873	50,060
Sabre, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/19/19[1]	398,492	401,896
Spotless, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 4/2/19[1]	35,000	35,941
Tervita Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 5/15/18[1]	454,180	458,560
Travelport LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 6/26/19[1]	448,462	460,375
WorldPay/Ship Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.75%, 11/29/19[1]	250,000	252,562
WTG Holdings III Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 1/15/21[1]	105,000	106,006
WTG Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 1/15/22[1]	25,000	25,375

		5,948,754
Electrical Equipment—4.3%
Alcatel-Lucent USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 5.75%, 1/30/19[1]	410,000	414,612
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 1/25/21[1]	60,000	60,660
Applied Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan:
Tranche B, 7.50%, 1/14/22[1]	25,000	25,648
Tranche B, 8.75%, 1/24/22[1]	20,000	20,519
Attachmate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 11/22/17[1]	223,737	227,653
EIG Investors Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/9/19[1]	84,788	85,388
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/24/21[1]	10,000	10,000

19         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electrical Equipment (Continued)
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.75%-5.00%, 2/28/20	$373,433	$377,517
Tranche B5, 5.00%, 1/15/21	99,750	101,174
Internap Network Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/22/19[1]	70,000	70,613
Mitel Networks Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 1/31/20[1]	35,000	35,350
NXP BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 3.50%, 1/11/20[1]	249,375	252,414

		1,681,548
Industrial Conglomerates—5.2%
Air Distribution Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 11/9/18[1]	239,400	240,547
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[1]	248,747	250,456
Crosby Worldwide Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 11/23/20[1]	360,000	361,950
DAE Aviation Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5.00%, 11/2/18	49,839	50,462
Tranche B2, 4.00%, 11/2/18	64,839	65,649
DAE Aviation Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 7/30/19[1]	15,000	15,300
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/12/19[1]	250,000	252,500
Excelitas Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/2/20[1]	219,450	221,645
Filtration Group Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/20/20[1]	55,000	55,791
Gardner Denver, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/30/20[1]	249,375	249,403
Isola USA Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.25%, 11/29/18[1]	50,000	51,250
Sensus USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%-5.75%, 5/9/17[1]	248,723	250,122

		2,065,075
Machinery—2.5%
August LuxUK Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/27/18[1]	248,741	251,850
Boomerang Tube LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.00%, 10/11/17[1]	250,000	246,250
Rexnord LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 8/21/20[1]	249,375	251,107
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 9/8/17[1]	248,747	250,767

		999,974
Marine—0.7%
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 8/17/17[1]	250,000	255,000

20         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value
Road & Rail—0.6%
Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/8/19[1]	$229,762	$231,579
Trading Companies & Distributors—1.7%
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[1]	232,965	240,973
Ocwen Financial Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/15/18[1]	248,747	251,779
Walter Investment Management Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/11/20[1]	168,424	169,933

		662,685
Information Technology—6.6%
Computers & Peripherals—1.1%
Dell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/29/20[1]	448,875	447,496
Electronic Equipment, Instruments, & Components—0.7%
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 10/30/19[1]	256,719	259,179
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.75%, 4/30/20[1]	4,991	5,173

		264,352
Internet Software & Services—1.2%
Active Network, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/13/20[1]	215,000	216,277
Avaya, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.762%, 10/26/17[1]	219,505	214,871
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 8.00%, 3/31/18[1]	19,942	20,166
Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/12/20[1]	10,000	10,097

		461,411
Office Electronics—1.0%
BMC Software Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[1]	410,000	411,167
Software—2.6%
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.75%, 10/4/18[1]	304,246	307,897
Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%-5.00%, 10/10/18[1]	248,744	249,988
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[1]	50,000	51,250
MRI Software LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 1/16/21[1]	25,000	25,125
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[1]	374,372	378,427
RP Crown Parent LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 12/21/19[1]	25,000	25,675

		1,038,362

21         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Materials—12.3%
Chemicals—4.9%
Chromaflo Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 12/2/19[1]	$30,000	$30,300
Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/1/20[1]	209,474	211,961
DuPont Performance Coatings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 2/1/20[1]	248,747	251,048
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 5/4/18[1]	248,737	250,403
Nusil Technology LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/7/17[1]	100,000	99,292
OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.25%, 8/20/19[1]	39,900	40,748
OXEO Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 1/15/20[1]	34,500	34,888
OXEO Sarl, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 7/15/20[1]	250,000	255,937
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 8/7/17[1]	248,744	251,298
Royal Adhesives & Sealants LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/31/18[1]	247,959	250,386
Royal Adhesives & Sealants LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 1/31/19[1]	10,000	10,125
Taminco Global Chemical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.25%, 2/15/19[1]	5,000	5,019
Tronox, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 3/19/20[1]	248,750	252,067

		1,943,472
Construction Materials—1.8%
Continental Building Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 8/28/20[1]	319,200	320,098
Continental Building Products LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.75%, 2/26/21[1]	5,000	5,033
HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/12/17[1]	250,000	252,170
Quikrete Cos., Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/26/20[1]	124,688	125,947
Quikrete Cos., Inc. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 3/26/21[1]	25,000	25,725

		728,973
Containers & Packaging—2.0%
Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/17/19[1]	108,881	109,868
Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.00%, 12/17/19[1]	100,000	100,500
Berry Plastics Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 3.75%, 1/16/21[1]	105,000	105,160
Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/3/19[1]	248,741	251,461

22         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value
Containers & Packaging (Continued)
Exopack LLC/Cello-Foil Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/8/19[1]	$115,000	$117,264
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 12/1/18[1]	105,066	106,428

		790,681
Metals & Mining—3.6%
Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/16/18[1]	248,739	246,962
Fairmount Minerals Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.00%, 9/5/19[1]	249,375	253,472
FMG Resources August 2006 Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/28/19[1]	248,747	251,856
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/5/19[1]	125,000	126,547
Murray Energy Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 12/4/20[1]	500,000	541,250

		1,420,087
Telecommunication Services—4.1%
Diversified Telecommunication Services—4.0%
Fairpoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[1]	248,747	257,868
Global Tel Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/22/20[1]	249,373	247,191
IPC Systems, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 7.75%, 7/31/17[1]	250,000	251,875
Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche BI, 4.00%, 1/15/20[1]	250,000	252,031
LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/13/20[1]	52,977	53,198
LTS Buyer LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 4/12/21[1]	158,125	161,880
U.S. TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/23/17[1]	248,856	250,536
Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 7/2/19[1]	99,747	100,495

		1,575,074
Wireless Telecommunication Services—0.1%
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[1]	45,000	45,197
Utilities—2.1%
Electric Utilities—1.5%
Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.375%, 8/13/19[1]	234,063	236,623
Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 0.50%, 8/13/18[1]	15,351	15,519
Intergen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 6/15/20[1]	248,750	251,237

23         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Electric Utilities (Continued)
Linden Cogeneration, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/17/20[1]		$40,000	$40,312
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[1]		45,000	46,294

			589,985
Energy Traders—0.6%
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[1]		248,750	250,564

Total Corporate Loans (Cost $53,257,158)			53,618,584
Corporate Bonds and Notes—2.4%
American Airlines Pass Through Trust, 6% Pass-Through Certificates, 1/15/17[2]		500,000	516,550
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21[2]		300,000	302,437
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[2]		30,000	30,225
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19		76,000	82,080

Total Corporate Bonds and Notes (Cost $909,885)			931,292

		Shares
Investment Company—1.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[3,4] (Cost $532,379)		532,379	532,379
Total Investments, at Value (Cost $54,699,422)	139.2%		55,082,255
Liabilities in Excess of Other Assets	(39.2)		(15,507,187)

Net Assets	100.0%		$39,575,068

Footnotes to Statement of Investments

1.	Represents the current interest rate for a variable or increasing rate security.
2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $849,212 or 2.15% of the Fund’s net assets as of January 31, 2014.
3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares
	August 23, 2013
	(commencement	Gross	Gross	Shares
	of operations)	Additions	Reductions	January 31, 2014
Oppenheimer Institutional
Money Market Fund, Cl. E	—	12,041,004	11,508,625	532,379

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$532,379	$167

4. Rate shown is the 7-day yield as of January 31, 2014.

See accompanying Notes to Financial Statements.

24         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF

ASSETS AND LIABILITIES January 31, 2014 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $54,167,043)	$54,549,876
Affiliated companies (cost $532,379)	532,379

55,082,255

Cash	675,435
Receivables and other assets:
Investments sold	978,674
Interest, dividends and principal paydowns	198,090
Expense waivers/reimbursements due from manager	1,102
Other	85,586

Total assets	57,021,142

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 7)	8,850,000
Investments purchased	8,023,825
Shares of beneficial interest redeemed	400,985
Dividends	109,596
Interest expense on borrowings	22,540
Distribution and service plan fees	8,028
Transfer and shareholder servicing agent fees	7,356
Trustees’ compensation	533
Other	23,211

Total liabilities	17,446,074

Net Assets	$39,575,068

Composition of Net Assets
Par value of shares of beneficial interest	$3,909
Additional paid-in capital	39,177,989
Accumulated net investment loss	(26,222)
Accumulated net realized gain on investments	36,559
Net unrealized appreciation on investments	382,833

Net Assets	$39,575,068

25         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $35,531,176 and 3,509,630 shares of beneficial interest outstanding)	$10.12
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$10.49
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,092,089 and 305,514 shares of beneficial interest outstanding)	$10.12
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,124 and 1,000 shares of beneficial interest outstanding)	$10.12
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $941,679 and 93,005 shares of beneficial interest outstanding)	$10.12

See accompanying Notes to Financial Statements.

26         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF

OPERATIONS For the Period Ended January 31, 20141 Unaudited

Investment Income
Interest	$793,903
Dividends from affiliated companies	167
Other income	2,773

Total investment income	796,843

Expenses
Management fees	109,700
Distribution and service plan fees:
Class A	9,440
Class C	5,100
Transfer and shareholder servicing agent fees:
Class A	28,601
Class C	1,130
Class I	2
Class Y	462
Shareholder communications - Class A	1
Legal, auditing and other professional fees	42,522
Interest expense on borrowings	36,521
Borrowing fees	15,163
Trustees’ compensation	3,475
Custodian fees and expenses	692

Other	2,766

Total expenses	255,575
Less waivers and reimbursements of expenses	(23,193)

Net expenses	232,382

Net Investment Income	564,461

Realized and Unrealized Gain
Net realized gain on investments	36,559

Net change in unrealized appreciation/depreciation on investments	382,833

Net Increase in Net Assets Resulting from Operations	$983,853

1.	For the period from August 23, 2013 (commencement of operations) to January 31, 2014.

See accompanying Notes to Financial Statements.

27         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended January 31, 2014[1]
Operations
Net investment income	$564,461
Net realized gain	36,559
Net change in unrealized appreciation/depreciation	382,833

Net increase in net assets resulting from operations	983,853

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(559,788)
Class C	(20,537)
Class I	(198)
Class Y	(10,160)

(590,683)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	35,090,690
Class C	3,066,365
Class I	—
Class Y	924,843

39,081,898

Net Assets
Total increase	39,475,068

Beginning of period	100,000 [2]

End of period (including accumulated net investment loss of $26,222)	$39,575,068

1.	For the period from August 23, 2013 (commencement of operations) to January 31, 2014.
2.	Reflects the value of the Manager’s initial seed money invested on May 10, 2013.

See accompanying Notes to Financial Statements.

28         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF

CASH FLOWS For the Period Ended January 31, 20141 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$983,853

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(65,376,636)
Proceeds from disposition of investment securities	11,918,796
Short-term investment securities, net	(1,096,569)
Premium amortization	9,177
Discount accretion	(17,631)
Net realized gain on investments	(36,559)
Total net change in unrealized appreciation/depreciation on investments	(382,833)
Change in assets:
Increase in other assets	(86,688)
Increase in interest receivable	(198,090)
Increase in receivable for securities sold	(978,674)
Change in liabilities:
Increase in other liabilities	61,668
Increase in payable for securities purchased	8,023,825

Net cash used by operating activities	(47,176,361)

Cash Flows from Financing Activities
Proceeds from borrowings	9,350,000
Payments on borrowings	(500,000)
Proceeds from shares sold	40,478,069
Payments on shares redeemed	(1,093,885)
Cash distributions paid	(382,388)
Net cash provided in financing activities	47,851,796
Net increase in cash	675,435
Cash, beginning balance	—

Cash, ending balance	$675,435

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $98,699.

Cash paid for interest on borrowings—$13,981.

1. For the period from August 23, 2013 (commencement of operations) to January 31, 2014.

See accompanying Notes to Financial Statements.

29         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

FINANCIAL HIGHLIGHTS

Class A	Period Ended January 31, 2014[1] (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.18
Net realized and unrealized gain	0.13

Total from investment operations	0.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)
Net asset value, end of period	$10.12

Total Return, at Net Asset Value[3]	3.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,531

Average net assets (in thousands)	$29,080

Ratios to average net assets:[4]
Net investment income	4.15%
Expenses excluding interest and fees from borrowings	1.46%
Interest and fees from borrowings	0.37%

Total expenses[5]	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.67%
Portfolio turnover rate	35%

1.	For the period from August 23, 2013 (commencement of operations) to January 31, 2014.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended January 31, 2014	1.83%

See accompanying Notes to Financial Statements.

30         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Class C	Period Ended January 31, 2014[1] (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.16
Net realized and unrealized gain	0.12

Total from investment operations	0.28
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)

Net asset value, end of period	$10.12

Total Return, at Net Asset Value[3]	2.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,092
Average net assets (in thousands)	$1,146
Ratios to average net assets:[4]
Net investment income	3.76%
Expenses excluding interest and fees from borrowings	2.43%
Interest and fees from borrowings	0.48%

Total expenses[5]	2.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.58%
Portfolio turnover rate	35%

1.	For the period from August 23, 2013 (commencement of operations) to January 31, 2014.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended January 31, 2014	2.91%

See accompanying Notes to Financial Statements.

31         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Period Ended January 31, 2014[1] (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.15
Net realized and unrealized gain	0.17

Total from investment operations	0.32
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)

Net asset value, end of period	$10.12

Total Return, at Net Asset Value[3]	3.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	3.28%
Expenses excluding interest and fees from borrowings	2.34%
Interest and fees from borrowings	0.35%

Total expenses[5]	2.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%
Portfolio turnover rate	35%

1.	For the period from August 23, 2013 (commencement of operations) to January 31, 2014.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended January 31, 2014	2.69%

See accompanying Notes to Financial Statements.

32         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Class Y	Period Ended January 31, 2014[1] (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[2]	0.20
Net realized and unrealized gain	0.12

Total from investment operations	0.32
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)

Net asset value, end of period	$10.12

Total Return, at Net Asset Value[3]	3.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$942
Average net assets (in thousands)	$469
Ratios to average net assets:[4]
Net investment income	4.60%
Expenses excluding interest and fees from borrowings	1.41%
Interest and fees from borrowings	0.46%

Total expenses[5]	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.51%
Portfolio turnover rate	35%

1.	For the period from August 23, 2013 (commencement of operations) to January 31, 2014.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended January 31, 2014	1.87%

See accompanying Notes to Financial Statements.

33         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO

FINANCIAL STATEMENTS January 31, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Senior Floating Rate Plus Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Fund commenced operations on August 23, 2013. As of January 31, 2014, approximately 64% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

34         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

1. Significant Accounting Policies (Continued)

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can invest without limit in uncollateralized Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for some Senior Loans. As a result, some Senior Loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when necessary. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

As of January 31, 2014, securities with an aggregate market value of $53,618,584, representing 135.49% of the Fund’s net assets were comprised of Senior Loans.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

35         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$54,699,422

Gross unrealized appreciation	$439,517
Gross unrealized depreciation	(56,684)

Net unrealized appreciation	$382,833

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

36         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

1. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

37         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

38         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

39         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Loans	$—	$53,618,584	$—	$53,618,584
Corporate Bonds and Notes	—	931,292	—	931,292
Investment Company	532,379	—	—	532,379

Total Assets	$532,379	$54,549,876	$—	$55,082,255

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended January 31, 2014[1,2]
	Shares	Amount
Class A
Sold	3,598,271	$36,056,770
Dividends and/or distributions reinvested	6,875	69,417
Redeemed	(102,516)	(1,035,497)

Net increase	3,502,630	$35,090,690

40         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

3. Shares of Beneficial Interest (Continued)

	Period Ended January 31, 2014[1,2]
	Shares	Amount
Class C
Sold	344,299	$3,468,817
Dividends and/or distributions reinvested	1,914	19,325
Redeemed	(41,699)	(421,777)

Net increase	304,514	$3,066,365

Class I
Sold	—	$—
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	—	$—

Class Y
Sold	94,743	$952,482
Dividends and/or distributions reinvested	986	9,957
Redeemed	(3,724)	(37,596)

Net increase	92,005	$924,843

1.	For the period from August 23, 2013 (commencement of operations) to January 31. 2014.
2.	The Fund sold 7,000 shares of Class A at a value of $70,000 and 1,000 shares each of Class C, Class I, and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on May 10, 2013. These amounts are not reflected in the table above.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the period ended January 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$65,376,636	$11,918,796

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.80%
Next $200 million	0.77
Next $200 million	0.74
Next $200 million	0.71
Next $4.2 billion	0.65
Over $5 billion	0.63

41         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the plan. If the Class C

42         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

5. Fees and Other Transactions with Affiliates (Continued)

plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2013 were as follows:

Class C	$22,677

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Period Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2014	$12,060	$—	$168

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses so the that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses excluding interest and fees from borrowings” will not exceed 1.30% of average annual net assets for Class A shares, 2.10% of average annual net assets for Class C shares, 0.95% of average annual net assets for Class I shares and 1.05% of average annual nets assets for Class Y shares. During the period ended January 31, 2014, the Manager reimbursed $20,500, $1,687, $63 and $754 for Class A, Class C, Class I and Class Y Shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the period ended January 31, 2014, the Manager waived fees and/or reimbursed the Fund $189 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

43         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Loan Commitments

Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $29,274 at January 31, 2014. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At January 31, 2014, these commitments have a market value of $29,738 and have been included as Corporate Loans in the Statement of Investments. The following commitments are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Statement of Investments. The unrealized appreciation/depreciation on these commitments is recorded as an asset/liability on the Statement of Assets and Liabilities.

7. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing senior loans and other portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in senior loans or other portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and related fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund has entered into a Loan and Security Agreement (the “Agreement”) with several banks, as lenders, that enables it to borrow up to $50 million. To secure loans under the Agreement, the Fund has granted a security interest in its senior loans and other portfolio securities to the lending banks. Interest is charged to the Fund, based on its borrowings, at a spread above three-month LIBOR (1.9366% as of January 31, 2014). The Fund pays additional fees annually under the Agreement for management and administration of the facility as well as ongoing commitment fees all of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the loan facility during the period ended January 31, 2014 equal 0.38% of the Fund’s average net assets on an annualized basis. Under the Agreement, the Fund has the right to prepay loans and terminate its participation in the loan facility at any time upon prior notice to the lenders.

As of January 31, 2014, the Fund had borrowings outstanding at an interest rate of 1.9366%. Details of the borrowings for the period ended January 31, 2014 are as follows:

44         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

7. Borrowings (Continued)

Average Daily Loan Balance	$4,073,457
Average Daily Interest Rate	1.473%
Fees Paid	$65,687
Interest Paid	$13,981

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV.

45         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

46         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). The Agreements were approved at a meeting held on May 23, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board received information regarding the proposed services, fees, and expenses of the Fund.

The Adviser and Sub-Adviser provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ proposed services, (ii) the proposed fees and expenses of the Fund, including comparative expense information, (iii) the estimated cost to the Manager and its affiliates of providing services, (iv) whether economies of scale are expected to be realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors, and (v) other benefits that are expected to accrue to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services to be provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties will include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers will be responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers will also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that will be available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size

47         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

and functions of its staff. In its evaluation of the quality of the portfolio management services to be provided, the Board considered the experience of Joseph Welsh and Margaret Hui, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of other funds’ service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund should benefit from the services to be provided under the Agreements.

Because the Fund has no operating history, the Board was unable to consider performance.

Costs of Services by the Adviser. The Board reviewed the fees to be paid to the Adviser and the other expenses to be borne by the Fund. The Board also considered the comparability of the fees charged and the services to be provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The Manager provided comparative data in regard to the proposed fees and expenses of the Fund based on a subset of other bank loan funds that are closest in strategy and that employ leverage. Based on this information, the Fund’s contractual management fee is expected to be higher than the selected peer group average but equal to the selected peer group median. The Fund’s effective management fee and total expenses for Class A shares are expected to be lower than the selected peer group average and median.

Economies of Scale by the Adviser and Sub-Adviser. The Board considered information regarding OFI Global’s anticipated costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that it is proposed that the Fund will have management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. The Board considered information that was provided regarding the direct and indirect benefits the Managers are expected to receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to approve the Agreements through May 23, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

49         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Margaret Hui, Vice President
Joseph Welsh, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

51         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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54         OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS2060.001.0114 March 24, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Plus Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/13/2014